UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 16, 2013
(Date of earliest event reported)

SCIO DIAMOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  333-166786

Nevada	27-0971332
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

411 University Ridge Suite D

Greenville, SC  29601

(Address of principal executive offices, including zip code)

(864) 346-2733
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

The following information (including Exhibit 99.1 and Exhibit 99.2 referenced below) is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 16, 2013, Scio Diamond Technology Corporation (the “Company”) announced certain preliminary financial results for the third fiscal quarter ended December 31, 2012, and addressed its financial outlook for the fourth quarter.  The Company will be discussing these preliminary results and outlook during its January 17, 2013 presentation at the 15th Annual ICR XChange Conference to be held in Miami, Florida.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.  At the ICR XChange Conference, the Company’s Chief Executive Officer will be using a slide presentation to provide an update on the Company.  A copy of the slide presentation to be referenced by the Company’s Chief Executive Officer is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01                                           Regulation FD Disclosure.

The disclosure set forth under Item 2.02 above is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

99.1                        Press Release issued by Scio Diamond Technology Corporation dated April 16, 2013

99.2                        15th Annual ICR XChange Conference Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:	/s/ Stephen D. Kelley
Name:	Stephen D. Kelley
Title	Chief Executive Officer

Date:  January 16, 2013